      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 1999

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

            DELAWARE                            3577                           77-0409517
 (STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                             1901 GUADALUPE PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                                 (408) 487-8000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                GREGORY L. REYES
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      BROCADE COMMUNICATIONS SYSTEMS, INC.
                             1901 GUADALUPE PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                                 (408) 487-8000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                LARRY W. SONSINI                                 GREGORY M. GALLO
                JOHN T. SHERIDAN                                DENNIS C. SULLIVAN
              ALISANDE M. ROZYNKO                                JULIE F. HANIGER
        WILSON SONSINI GOODRICH & ROSATI                 GRAY CARY WARE & FREIDENRICH LLP
            PROFESSIONAL CORPORATION                           400 HAMILTON AVENUE
               650 PAGE MILL ROAD                        PALO ALTO, CALIFORNIA 94301-1825
        PALO ALTO, CALIFORNIA 94304-1050                          (650) 328-6561
                 (650) 493-9300

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                               PROPOSED MAXIMUM      PROPOSED MAXIMUM
         TITLE OF SECURITIES                AMOUNT TO           OFFERING PRICE          AGGREGATE             AMOUNT OF
          TO BE REGISTERED               BE REGISTERED(1)         PER SHARE         OFFERING PRICE(2)    REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock ($.001 par value).......       $3,737,500              $19.00             $71,012,500             $19,742
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Includes 487,500 shares of common stock issuable upon exercise of the underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(a) of the Securities Act of 1933.

(3) $17,664 of the registration fee was previously paid.
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--------------------------------------------------------------------------------

                           INCORPORATION BY REFERENCE

     The contents of the Registration Statement on Form S-1, as amended (File No. 333-74711) filed by Brocade Communications Systems, Inc. and declared effective May 24, 1999 are hereby incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, Brocade Communications Systems, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on the 25th day of May, 1999.

                                          BROCADE COMMUNICATIONS SYSTEMS, INC.

                                          By:     /s/ GREGORY L. REYES
                                            ------------------------------------
                                                      Gregory L. Reyes
                                               President and Chief Executive
                                                           Officer
                                               (Principal Executive Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURE                                    TITLE                      DATE
                  ---------                                    -----                      ----
             /s/ SETH D. NEIMAN                Chairman of the Board                  May 25, 1999
 ------------------------------------------
               Seth D. Neiman

            /s/ GREGORY L. REYES               President and Chief Executive Officer  May 25, 1999
 ------------------------------------------    (Principal Executive Officer)
              Gregory L. Reyes

             /s/ MICHAEL J. BYRD               Vice President, Finance and Chief      May 25, 1999
 ------------------------------------------    Financial Officer (Principal
               Michael J. Byrd                 Financial and Accounting Officer)

              /s/ NEAL DEMPSEY                 Director
 ------------------------------------------
                Neal Dempsey

               /s/ MARK LESLIE                 Director                               May 25, 1999
 ------------------------------------------
                 Mark Leslie

            /s/ LARRY W. SONSINI               Director                               May 25, 1999
 ------------------------------------------
              Larry W. Sonsini

                                 EXHIBIT INDEX

                                                                         SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
NUMBER                       DESCRIPTION OF DOCUMENT                         PAGE
-------    ------------------------------------------------------------  ------------
 5.1       Opinion of Wilson Sonsini Goodrich & Rosati, P.C............
23.1       Consent of Independent Public Accountants, LLP..............